UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange
Act of 1934
Date of Report (Date of earliest event reported):
October 31, 2006 (October 26, 2006)
Central Parking Corporation
(Exact name of Registrant as specified in its charter)

Tennessee	001-13950	62-1052916

(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification Number)
2401 21st Avenue South, Suite 200 Nashville, TN 37212
(Address of principal executive offices)
(615) 297-4255
(Registrant’s telephone number, including area code)
Not applicable
(Former name or former address,
if changed since last report)
     Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
Item 9.01 Financial Statements, Pro Forma Financial Information and Exhibits
SIGNATURES
Ex-10.1 Amendment to Monroe J. Carell, Jr. Employment Agreement

Item 1.01 Entry into a Material Definitive Agreement.
On October 26, 2006, Monroe J. Carell, Jr. entered into an amendment to his existing employment agreement with Central Parking Corporation, the registrant (the “Amendment”). The purpose of the Amendment is to avoid the imposition of taxes on certain payments to Mr. Carell pursuant to Section 409A of the Internal Revenue Code.
The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, which is filed as Exhibit 10.1 and incorporated herein by reference.
Item 9.01 Financial Statements, Pro Forma Financial Information and Exhibits
(c) Exhibits

Number	Exhibit
10.1	First amendment to Employment Agreement with Monroe J. Carell, Jr.
SIGNATURES
Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Central Parking Corporation
/s/ Benjamin F. Parrish, Jr.
Benjamin F. Parrish, Jr.
Senior Vice President and General Counsel

Date: October 31, 2006